Exhibit 32
Certification of Chief Executive Officer
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the “Company”) hereby certifies that:
(i)	the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2011	/s/ Kevin W. Sharer
Kevin W. Sharer
Chairman of the Board and Chief Executive Officer

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the “Company”) hereby certifies that:
(i)	the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2011	/s/ Jonathan M. Peacock
Jonathan M. Peacock
Executive Vice President and Chief Financial Officer

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.